Exhibit 10.1

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

IIl - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Adjusting the subscription price and number of shares covered by the Options

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for Exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sate of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 15 December 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 300,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 12 January 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entities the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) further grant(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% Interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the dale that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of Incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months [to exercise the Options],

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the Options

A general shareholders’ meeting set the subscription price for share to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price or shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, ordinary class A shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that, the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain, realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRD52 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 in 2004, the total amount of sales made by a tax household).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 8 March 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 1,300,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 March 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) further grant(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2 hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the Options

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, ordinary class A shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 in 2004, the total amount of sales made by a tax household).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-3

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 8 March 2005, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 1,300,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 March 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an INDIVIDUAL LETTER OF GRANT sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A common share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4, hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years and the first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the exercise conditions set forth below.

The Beneficiary is entitled to exercise the allocated Options only if such Options have Vested, pursuant to the following Vesting and exercise schedule:

1st Vesting milestone:	25% of the allocated Options will vest on June 30, 2007 and the Beneficiary will be entitled to exercise them if the RF IC development activity results in the availability of a Functional WIMAX RF IC Engineering Sample (i.e. measured performance close to the specifications; of the RF IC component) by June 30 2007;

- 4/8 -

2nd Vesting milestone:	in addition to the vesting related to the 1st previous milestone, 45% of the allocated Options will vest on December 31, 2007 and the Beneficiary will be entitled to exercise them if the RF IC development activity results in the general availability for sale of the WIMAX RF IC as Production Unit by December 31 2007;

3rd Vesting milestone:	in addition to the previous milestones, 30% of the allocated Options will vest on December 31, 2008 and the Beneficiary will be entitled to exercise them if the effective sales of the WIMAX RF IC by Sequans Communications by December 31 2008 is greater than one million (1,000,000) units.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

- 5/8 -

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 0.60 per share (of which EUR 0.59 is an issue premium), i.e., the Issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 February 2005.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2 Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V- 1. Delivery and form of shares

- 6/8 -

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment,

V-2. Rights - Availability

The new shares, ordinary class A shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 in 2004, the total amount of sales made by a tax household).

The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her Income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

- SEQUENS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan - 2006-4

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by law no. 70-1322 of 31 December 1970 and decree no. 71-418 of 7 June 1971.

In a decision taken on 17 October 2006, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 750,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 November 2006, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the Options

A general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set in the amount of EUR 1.215 per share (of which EUR 1.205 is an issue premium), i.e., the issue price for shares decided in connection with the increase In share capital voted by the extraordinary general shareholders’ meeting held on 17 July 2006.

This price may not be changed during the the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to €152,500, and to a 51% tax on the amount above €152,500. These rates are reduced to 27% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (€15,000 In 2004, the total amount of sales made by a tax household).

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

The rate applicable is 27% (i.e., the proportional rate of 16%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan – 2008-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article 804 of the law of 24 July 1966, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment,

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 12 June 2008, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 500,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A common share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 9 July 2008, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the Options

The combined general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO Plan 2008-1, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 31 January 2008.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws an regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option - before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 41% tax (i.e., 30% tax, plus 11% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 51% tax on the amount above EUR 152,500. These rates are reduced to 29% and 41% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG = “contribution sociale géneralisee”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,000 in 2008, the total amount of sales made by a tax household).

The rate applicable is 29% (i.e., the proportional rate of 18%, plus 11% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan – 2009-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of article L.233-1 of the French Code de commerce, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 12 June 2009, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 250,000 Options maximum. Each Option gives the holder the right to subscribe for one new series A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 15 July 2009, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one series A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options granted to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) subsequent grant(s)

•	The Beneficiary may exercise 25% of the Options grant to him/her after the expiry of a period of 12 months following the date of such grant;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid grant.

The first exercise must cover at least 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for the shares obtained by exercising the options

The combined general shareholders’ meeting determined that the subscription price for shares to be issued pursuant to an exercise of the Options shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO Plan 2009-1, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 10 July 2008.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws and regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque - or wire transfer - made out to the Company’s order in an amount in Euros corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment in France.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option - before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX AND SOCIAL PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42.1% tax (i.e., 30% tax, plus 12.1% for the CSG, CRDS, social contribution and RSA1) on the amount up to EUR 152.500, and to a 52.1% tax (i.e. 40% tax plus 12.1% social contributions) on the amount above EUR 152,500. These rates are reduced to 30.1% and 42.1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG (“contribution sociale généralisée”), CRDS (“contribution au remboursement de la dette sociale”), prélèvement social and RSA are French social contributions

- 7/8 -

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2008, the total amount of sales made by a tax household).

The rate applicable is 30.1% (i.e., the proportional rate of 18%, plus 12.1% for the CSG, CRDS, the social contribution and the RSA contribution).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

3. In addition, it is specified that Options allocated to Beneficiaries affiliated to the French Social Security Regime (régime français d’assurance maladie) at the date of allocation, are liable to two specific social contributions to be paid respectively by the employer and the employee (statute dated 19 December 2007, article 13 - Circulaire dated 8 April 2008).

The contribution of the employee is based upon the value of the shares at the date of subscription, as defined under article 200, 6 bis, of the French tax code. The rate of such contribution is 2.5%.

The share sale shall trigger the payability of the contribution.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

1. General provisions

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

2. Specific provisions concerning Beneficiaries submitted to Israeli law

In order to enjoy the benefit of the capital gains tax treatment in accordance with the provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance (New Version), 5721-1961, as in effect from time to time (“Section 102”), the Shares likely to be subscribed by the Israeli Beneficiary upon exercise of its Options must not be transferred until the end of a period of time as required under aforesaid Section 102 (the “Holding Period”).

- 8/8 -

- SEQUANS COMMUNICATIONS -

Regulations

Stock Option Subscription Plan – 2009-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of article L233-1 of the French Code de commerce, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L225-177 and following of the French Code de commerce.

In a decision taken on 14 October 2009, an extraordinary general shareholders’ meeting voted in favour of the principle of issuing a total number of 250,000 Options under this Plan. Each Option gives the holder the right to subscribe for one new series A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 12 November 2009, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove.

Ill - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one series A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first grant

•	The Beneficiary may exercise 25% of the Options granted to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) subsequent grant(s)

•	The Beneficiary may exercise 25% of the Options grant to him/her after the expiry of a period of 12 months following the date of such grant;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid grant.

The first exercise must cover at least 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the options

The combined general shareholders’ meeting determined that the subscription price for shares to be issued pursuant to an exercise of the Options shall be set at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO Plan 2009-1, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the extraordinary general shareholders’ meeting held on 14 October 2009.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity, the Company shall be entitled to change its corporate form or company objects, create new preferred shares, redeem its share capital or amend the rules for the allocation of profits. The Company shall, consequently, take the measure necessary to maintain the rights of Options’ holders, in accordance with applicable laws and regulations.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque - or wire transfer - made out to the Company’s order in an amount in Euros corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment in France.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option – before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX AND SOCIAL PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42.1% tax (i.e., 30% tax, plus 12.1% for the CSG, CRDS, social contribution and RSA1) on the amount up to EUR 152,500, and to a 52.1% tax (i.e. 40% tax plus 12.1% social contributions) on the amount above EUR 152,500. These rates are reduced to 30.1% and 42.1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG (“contribution sociale généralisée”), CRDS (“contribution au remboursement de la dette sociale”), prélèvement social and RSA are French social contributions

- 7/8 -

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,730 in 2008, the total amount of sales made by a tax household).

The rate applicable is 30.1% (i.e., the proportional rate of 18%, plus 12.1% for the CSG, CRDS, the social contribution and the RSA contribution).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

3. In addition, it is specified that Options allocated to Beneficiaries affiliated to the French Social Security Regime (régime français d’assurance maladie) at the date of allocation, are liable to two specific social contributions to be paid respectively by the employer and the employee (statute dated 19 December 2007, article 13 – Circulaire dated 8 April 2008).

The contribution of the employee is based upon the value of the shares at the date of subscription, as defined under article 200, 6 bis, of the French tax code. The rate of such contribution is 2.5%.

The share sale shall trigger the payability of the contribution.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDARIES LOCATED ABROAD.

1. General provisions

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

2. Specific provisions concerning Beneficiaries submitted to Israeli law

In order to enjoy the benefit of the capital gains tax treatment in accordance with the provisions of Section 102(b)(2) of the Israeli Income Tax Ordinance (New Version), 5721-1961, as in effect from time to time (“Section 102”), the Shares likely to be subscribed by the Israeli Beneficiary upon exercise of its Options must not be transferred until the end of a period of time as required under aforesaid Section 102 (the “Holding Period”).

- 8/8 -

SEQUANS COMMUNICATIONS

Société ananyme au capital de 475.712,78 Euros

Siège social : 19, Le Parvis de La Défense-92800 PUTEAUX

RCS Nonterre B 450 249 677

Regulations

Stock Option Subscription Plan – 2010-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 738,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on [21] July 2010, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the SO 2010-1 Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove, being specified that this SO 2010-1 Plan shall apply to the issuance of 600,000 Options maximum.

III - DESCRIPTION OF THE PLAN

The list of the Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/8 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

- 4/8 -

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

- 5/8 -

III-4. Setting the subscription price for shares obtained by exercising the options

The combined general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO 2010-1 Plan, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 16 July 2010.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Beneficiaries. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Beneficiaries, in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

- 6/8 -

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V- 2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries residing in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option – before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,1% tax (i.e., 30% tax, plus 12,1% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 52,1% tax on the amount above EUR 152,500. These rates are reduced to 30,1% and 42,1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, the total amount of sales made by a tax household).

The rate applicable is 30,1% (i.e., the proportional rate of 18%, plus 12,1% for the CSG, CRDS and social security contributions).

Note: In addition, In order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 475.712.78 Euros

Siège social: 19, Le Parvis de La Défense - 92800 PUTEAUX

RCS Nonterre 8 450 249 677

Regulations

Stock Option Subscription Plan - 2010-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/7 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 738,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on [21] July 2010, the Board of Directors decided the procedures applicable to this stock Option plan (hereinafter “the SO 2010-2 Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and the statutory provisions cited hereinabove, being specified that this SO 2010-2 Plan shall apply to the issuance of 138,000 Options maximum, reserved to the holders of Options issued within SO-2004 subscription plan who have not been able to exercise such Options 2004-1 within the applicable 5 year period.

Ill - DESCRIPTION OF THE SO 2010-2 PLAN

The list of the SO 2010-2 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

- 3/7 -

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary shall be indicated in an individual letter sent to him/her by the Chairman.

Exercising an Option entitles the holder to subscribe for one new class A preferred share of Sequans Communications’ share capital at the price set out hereinafter.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the letter informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company a copy of this SO 2010-2 Plan and a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter, after the Beneficiary has duly executed said copies.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options may be exercised from the date of grant, being specified that such exercise must in any case occur within the aforementioned maximum period of 10 years.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

- 4/7 -

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall retains the right to exercise Options that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

The combined general shareholders’ meeting set the subscription price for shares to be issued pursuant to an exercise of the Options at the price set for shares issued pursuant to the most recent increase in share capital prior to the actual issue of said Option.

Consequently, the subscription price for shares to be issued pursuant to exercising the Option is set, with respect to this SO 2010-2 Plan, in the amount of EUR 2.024 per share (of which EUR 2.014 is an issue premium), i.e., the issue price for shares decided in connection with the increase in share capital voted by the combined general shareholders’ meeting held on 16 July 2010.

This price may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Beneficiaries. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Beneficiaries, in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

- 5/7 -

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV- 2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2010-2 Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash at the time of subscription.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares, class A preferred shares, shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries domiciled in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option – before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE RESIDING IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

- 6/7 -

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,1% tax (i.e., 30% tax, plus 12,1% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 52,1% tax on the amount above EUR 152,500. These rates are reduced to 30,1% and 42,1% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code), and only if the annual threshold for sales of securities is exceeded (EUR 25,830 in 2010, the total amount of sales made by a tax household).

The rate applicable is 30,1% (i.e., the proportional rate of 18%, plus 12,1% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

Vl-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/7 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 534.373.54 euros

Siège social: 19, Le Parvis de La Défense - 92800 PUTEAUX

RCS Nanterre 8 450 249 677

Regulations

Stock Option Subscription Plan - 2010-1-2

(11 January 2011)

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II - LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 30 June 2010, a combined general shareholders’ meeting voted in favour of the principle of issuing a total number of 738,000 Options maximum. Each Option gives the holder the right to subscribe for one new class A preferred share of the Company at the price set for shares issued in connection with the most recent increase in share capital prior to the actual issue of said Option.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Pursuant to this grant of authority, and using a part of the authority granted to it, at a meeting held on 21 July 2010, the Board of Directors decided the procedures applicable to such stock Option plan (hereinafter “the SO 2010-1 Plan”), in compliance with the principles decided by the aforementioned extraordinary general shareholders’ meeting and applicable statutory provisions.

By virtue of a decision taken on 11 January 2011, a combined general shareholders’ meeting has amended the conditions of setting of the subscription price for the class A preferred share (or a ordinary share should the Company be listed on financial markets) to be issued pursuant to exercising an Option, and decided that this price would be set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company.

- 3/8 -

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 11 January 2011, the Board of Directors decided the procedures applicable to this stock and established the present SO 2010-1-2 Plan which are a declination of the SO 2010-1 Plan and which include the new conditions of setting of the subscription price for the share to be issued pursuant to exercising an Option.

III - DESCRIPTION OF THE PLAN

The list of the 2010-1-2 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary, as well as the subscription price for the share to be issued pursuant to exercising an Option (as defined under section III-4 below) shall be indicated in the Individual Letter of Notification sent to him/her by the Chairman and which is deemed to be an exhibit of this Plan.

Exercising an Option entities the holder to subscribe for one new class A preferred share (or an ordinary share should the Company be listed on financial markets) of Sequans Communications’ share capital.

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company:

(i)	a copy of this Plan,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Plan.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

- 4/8 -

Options must be exercised within the aforementioned maximum period of 10 years. Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of l/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become void.

In any event, any Option that is not exercised before the expiry of the aforementioned 10-year period shall be null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

- 5/8 -

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

The subscription price for shares to be issued pursuant to an exercise of the Options is set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company.

This price is mentioned in the Individual Notification Letter, price which may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company will have the option of changing its form or object, without obtaining prior authorisation from the Beneficiaries. In addition, the Company shall be entitled to change the rules for distributing profits, write down its capital, or create preferred shares entailing such modification or writing down, subject to the prior authorisation to be delivered pursuant the terms of Article L. 228-103 of the French Commercial code and provided that the Company accordingly take the measures necessary to maintain the rights of the Beneficiaries, in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, Indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

- 6/8 -

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2010-1-2 Plan, shall be sent to Sequans Communications, and must be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of shares subscribed. Shares subscribed must be fully paid up in cash or by way of a set-off with a debt, at the time of subscription.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

The new shares (class A preferred shares or ordinary shares, as the case may be), shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception: Beneficiaries residing in France are not entitled to assign any class A preferred share - issued further to the exercise of an Option - before the end of a four (4) year-period from the issue of the given Option.

VI - TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are Issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,3% tax (i.e., 30% tax, plus 12,3% for the CSG¹, CRDS² and social security contributions) on the amount up to EUR 152,500, and to a 53,3% tax on the amount above EUR 152,500. These rates are reduced to 30,3% and 42,3% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed from the first Euro in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code).

The rate applicable is 31,3% (i.e., the proportional rate of 19%, plus 12,3% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are themselves solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 554.400,26 euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

Regulations

Stock Option Subscription Plan – 2011-1

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 8 March 2011, a combined general shareholders’ meeting voted in favour of the principle of issuing Options likely to give rise to a maximum of 3,500,000 new shares with a unitary par value of EUR 0.01 (or 1,750,000 new shares with a unitary par value of EUR 0.02, from the effective date of the reverse split of the Company shares).

This combined general shareholders’ meeting has defined the conditions of setting of the subscription price for the security likely to be issued upon exercise of each Option and decided that this price would be set by the Board of Directors of the Company, at the fair market value as applicable at the date of allocation of the Option, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 8 March 2011, the Board of Directors decided the procedures applicable to this stock and established the present SO 2011-1 Plan Option, in conformity with the principles set by the combined general shareholders’ meeting and aforesaid statutory provisions.

- 3/8 -

III - DESCRIPTION OF THE PLAN

The list of the 2011-1 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary, as well as the subscription price for the share to be issued pursuant to exercising an Option (as defined under section III-4 below) shall be indicated in the Individual Letter of Notification sent to him/her by the Chairman and which is deemed to be an exhibit of this Plan.

Exercising an Option entitles the Beneficiary to subscribe for one new class A preferred share with a par value of EUR 0.01 (or two (2) Options will allow the Beneficiary to subscribe for one (1) ordinary share with a par value of EUR 0.02, from the effective date of the conversion of A preferred shares in ordinary shares and reverse split of the Company shares) (hereafter a “New Share”).

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company:

(i)	a copy of this Plan,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Plan.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years, any Option not exercised before the expiry of such period shall automatically become null and void.

- 4/8 -

Furthermore, the Beneficiary must comply with the following schedule:

(i) first issue

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date he/she joins Sequans Communications or one of its subsidiaries;

•

Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date he/she joins Sequans Communications or one of its subsidiaries.

(i) further issue(s)

•	The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the date of such issue ;

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the date of the aforesaid issue.

The first exercise must cover 25% of the Options issued to the Beneficiary, in accordance with the schedule set out above.

In the event that a third party acquires a 100% interest in Sequans Communications, and in no other case, a Beneficiary who is subsequently dismissed for genuine material cause shall have the right to exercise all of his/her Options within a period of 30 days following the date of said dismissal, notwithstanding the schedule set out above for exercising his/her Options.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

- 5/8 -

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for shares obtained by exercising the Options

The subscription price for New Shares to be issued pursuant to an exercise of the Options is set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

This price is mentioned in the Individual Notification Letter, price which may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company shall be entitled to proceed with a capital write-off or reduction, a change to the appropriation of profits, a free allotment of shares, a capitalization of reserves, profits or share premiums, a distribution of reserves or any issue of capital securities or securities giving entitlement to an allotment of capital securities conferring a subscription right reserved for shareholders, provided that the Company accordingly take the necessary measures to protect the interests of the Beneficiaries in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2011-1 Plan, shall be sent to Sequans Communications, and shall be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of New Shares subscribed, considering that such shares must be fully paid up in cash at the time of subscription, except in case of settlement of the subscription price by way of a set-off with a debt.

- 6/8 -

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

New Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

V-2. Rights - Availability

New Shares (class A preferred shares or ordinary shares, as the case may be), shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries residing in France are not entitled to assign any New Share issued further to the exercise of an Option, before the end of a four (4) year-period from the issue of the given Option.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for shares of Sequans Communications receives a gain equal to the difference between the value of the shares on the date the Option is exercised and the subscription price for the shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,3% tax (i.e., 30% tax, plus 12,3% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 53,3% tax (i.e., 41% tax, plus 12,3% for social security contributions) on the amount above EUR 152,500. These rates are reduced to 30,3% and 42,3% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed from the first Euro in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code).

The rate applicable is 31,3% (i.e., the proportional rate of 19%, plus 12,3% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

3. The tax information contained in this section VI-1 is likely to change in accordance with the applicable statutory and regulatory provisions. Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;

•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de 554.400,26 euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

Regulations

Stock Option Subscription Plan – 2011-2

- CONTENTS -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

II - LEGAL FRAMEWORK FOR THE PLAN

III - DESCRIPTION OF THE PLAN

•	Issuing the Options

•	Number of shares covered by the Options

•	Features and period of validity of the Options

•	Cessation of the Beneficiary’s duties with the Company or one of its subsidiaries

•	Setting the subscription price for shares covered by the Options

•	Maintaining the rights of Beneficiaries during the exercise period

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

•	Suspension of the rights to exercise the Options

•	Procedures and conditions for exercising the Options

V - FEATURES OF SHARES SUBSCRIBED

•	Delivery ad form of shares

•	Rights

•	Availability of shares

VI - TAX PROVISIONS

- 2/8 -

I - DEFINITION OF STOCK OPTION SUBSCRIPTION PLAN

In order to reward its employees and those of its subsidiaries, Sequans Communications wishes to set up a system enabling them to share in its growth.

A stock option subscription plan is a mechanism by which a company offer its employees and/or company officers, as well as the employees of its subsidiaries within the meaning of Article L.233-3 of the French Commercial code, the possibility of subscribing for new shares during a certain period, at a price set on the date the Options are issued, and that remains fixed during the entire period.

In this way, the beneficiaries participate in their company’s performance through the changes in share value, even before they become shareholders by exercising the options to subscribe for shares (hereinafter “Options”).

In addition, the objective of this plan is to incentivise the beneficiairies in case the company will succeed its initial public offering.

Furthermore, the financial benefit obtained by exercising the Options and by a subsequent sale of the shares is subject to a specific tax treatment.

II – LEGAL FRAMEWORK FOR THE PLAN

This mechanism is governed, in particular, by articles L.225-177 and following of the French Code de commerce.

In a decision taken on 8 March 2011, a combined general shareholders’ meeting voted in favour of the principle of issuing Options likely to give rise to a maximum of 3,500,000 new shares with a unitary par value of EUR 0.01 (or 1,750,000 new shares with a unitary par value of EUR 0.02, from the effective date of the reverse split of the Company shares).

This combined general shareholders’ meeting has defined the conditions of setting of the subscription price for the security likely to be issued upon exercise of each Option and decided that this price would be set by the Board of Directors of the Company, at the fair market value as applicable at the date of allocation of the Option, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

In addition, this decision granted the Board of Directors the power to issue these Options, on one or more occasions, including the authority to determine the beneficiaries and the number of Options to be issued, and the elimination of shareholders’ pre-emptive subscription rights. Furthermore, the Board of Directors was granted the power to increase share capital by a maximum amount equal to the total number of Options issued, to record the successive increases in share capital as a result of the exercise of the Options, and to carry out all formalities required as a result thereof.

Therefore and pursuant to the aforesaid grant of authority, at a meeting held on 8 March 2011, the Board of Directors decided the procedures applicable to this stock and established the present SO 2011-2 Plan Option, in conformity with the principles set by the combined general shareholders’ meeting and aforesaid statutory provisions.

- 3/8 -

III - DESCRIPTION OF THE PLAN

The list of the 2011-2 Plan’s beneficiaries (hereinafter “Beneficiaries”) shall be approved by the Company’s Board of Directors.

III-1. Issuing the Options

The Options are issued free of charge to each Beneficiary.

No person holding more than 10% of Sequans Communications’ share capital shall be issued any Options.

The number of Options issued to each Beneficiary, as well as the subscription price for the share to be issued pursuant to exercising an Option (as defined under section III-4 below) shall be indicated in the Individual Letter of Notification sent to him/her by the Chairman and which is deemed to be an exhibit of this Plan.

Exercising an Option entitles the Beneficiary to subscribe for one new class A preferred share with a par value of EUR 0.01 (or two (2) Options will allow the Beneficiary to subscribe for one (1) ordinary share with a par value of EUR 0.02, from the effective date of the conversion of A preferred shares in ordinary shares and reverse split of the Company shares) (hereafter a “New Share”).

This number of shares cannot be modified during the Options’ period of validity, except in the event of an adjustment in the subscription price in accordance with the requirements provided by law (see section III-4. hereinafter).

Within a period of seven (7) days following the receipt of the Individual Letter of Notification informing him/her that Options have been issued to him/her, the Beneficiary undertakes to return to the Company:

(i)	a copy of this Plan,

(ii)	a copy of the Individual Letter of Notification, and

(iii)	a copy of the “CONTRACTUAL UNDERTAKING” attached to said letter being specified that all such copies shall be duly executed by the Beneficiary who acknowledges that the Individual Letter of Notification and the “CONTRACTUAL UNDERTAKING” are part of these Plan.

Failure to comply with this formality within the applicable period shall render the Options issued immediately and automatically void.

III-2. Features and period of validity of the Options

Options are irrevocably granted for a period of 10 years as from the time they are issued by the Board of Directors.

As a result of issuing the Options, the pre-emptive right of shareholders to subscribe for the new shares to be issued as said Options are exercised will be eliminated in favour of the Beneficiaries.

Rights obtained as the result of the Options cannot be transferred until the Options have been exercised.

Options must be exercised within the aforementioned maximum period of 10 years, any Option not exercised before the expiry of such period shall automatically become null and void.

- 4/8 -

Furthermore, the Beneficiary must comply with the following schedule:

•

The Beneficiary may exercise 25% of the Options issued to him/her after the expiry of a period of 12 months following the effective date of the initial public offering of the Company which shall occur no later than the day the Ordinary Shareholders’ meeting shall held to rule on the annual accounts of the Company as of 31 December 2011 (the “IPO”);

•	Thereafter, the Beneficiary may exercise the remainder of his/her Options at the rate of 1/36th per month for the period between the 13th and 48th month following the IPO.

Should the IPO not occur, all Options already granted shall become automatically null and void on the day after the Ordinary Shareholders’ meeting shall held to rule on the annual accounts of the Company as of 31 December 2011.

In the event that a company ceases to be a subsidiary of Sequans Communications, all Options held by the employees of such subsidiary, and that have not been exercised before such time, shall automatically and immediately become null and void.

III-3. Cessation of the Beneficiary’s duties with Sequans Communications or one of its subsidiaries

In the event that the Beneficiary’s duties with Sequans Communications or one of its subsidiaries, whether as an employee or company officer, cease due to resignation, redundancy, dismissal, incapacity or death, regardless of the reason:

•

Said Beneficiary shall lose all rights with regard to Options that are not yet exercisable on the date that his/her duties cease in accordance with the schedule for exercising the Options set out in Article III-2. hereinabove.

However, the Beneficiary retains the right to exercise Options that are exercisable and that have not yet been exercised, provided that the Beneficiary exercises his/her Options within a period of 30 days following the actual termination of his/her duties.

In the event of incapacity, such period shall be extended to 90 days.

In the event of death, the Beneficiary’s heirs or beneficiaries shall have a period of 6 months to exercise the Options.

After the expiry of the periods hereinabove, the Beneficiary, his/her heirs or beneficiaries lose all rights with regard to unexercised Options.

III-4. Setting the subscription price for New Shares obtained by exercising the Options

The subscription price for New Shares to be issued pursuant to an exercise of the Options is set at the fair market value as applicable at the date of allocation of the Option, value to be set and approved by the Board of Directors of the Company, pursuant to objective methods applicable in the field of assessment of shares (including, as the case may be, the reference to the market price of Company listed shares), and if required, with the assistance of independent experts.

- 5/8 -

This price is mentioned in the Individual Notification Letter, price which may not be changed during the Options’ period of validity, except in the event of adjustments in accordance with statutory and regulatory requirements.

III-5. Maintaining the rights of Option holders during the exercise period

During the entire period of validity of the Options, the Company shall be entitled to proceed with a capital write-off or reduction, a change to the appropriation of profits, a free allotment of shares, a capitalization of reserves, profits or share premiums, a distribution of reserves or any issue of capital securities or securities giving entitlement to an allotment of capital securities conferring a subscription right reserved for shareholders, provided that the Company accordingly take the necessary measures to protect the interests of the Beneficiaries in compliance with applicable legal and/or regulatory provisions.

IV - REQUIREMENTS AND PROCEDURES FOR EXERCISING OPTIONS

IV-1. Suspension of the rights to exercise the Options

If necessary, the Board of Directors may suspend the right to exercise the Options. In particular, a suspension may be ordered whenever a transaction concerning Sequans Communications’ share capital requires knowing in advance the exact number of shares that make up share capital or in the event that one of the financial transactions requiring an adjustment is carried out.

In such case, Sequans Communications shall inform the Beneficiaries of the Options, indicating the date of the suspension and the date on which the right to exercise Options will be re-established. Such suspension may not exceed 3 months.

If the right to exercise an Option expires during a period in which rights are suspended, the period for exercising the Option shall be extended by 3 months.

IV-2. Conditions for exercising Options

All requests for exercising Options, documented by the signature of a subscription certificate specific to the SO 2011-2 Plan, shall be sent to Sequans Communications, and shall be accompanied by a cheque made out to the Company’s order in an amount corresponding to the number of New Shares subscribed, considering that such shares must be fully paid up in cash at the time of subscription, except the case of settlement of the subscription price by way of a set-off with a debt.

Failure to do so renders the subscription null and void.

V - FEATURES OF SHARES SUBSCRIBED

V-1. Delivery and form of shares

New Shares acquired by exercising Options are registered in the books of Sequans Communications as registered shares, which meets the statutory requirements for benefiting from the applicable favourable tax treatment.

- 6/8 -

V-2. Rights - Availability

New Shares (class A preferred shares or ordinary shares, as the case may be), shall be subject to all provisions of the memorandum and articles of association and shall enjoy all rights pertaining to shares of such class as from the date the increase in share capital is completed.

These New Shares shall be immediately transferable, in compliance with the “CONTRACTUAL UNDERTAKING”, subject to the following exception : Beneficiaries residing in France are not entitled to assign any New Share issued further to the exercise of an Option, before the end of a four (4) year-period from the issue of the given Option.

VI – TAX PROVISIONS

VI-1. THE TAX PROVISIONS CURRENTLY APPLICABLE (MARCH 2011) TO BENEFICIARIES WHO ARE EMPLOYEES OF SEQUANS COMMUNICATIONS AND WHO ARE DOMICILED IN FRANCE ARE EXPLAINED BELOW.

1. A Beneficiary who has exercised Options and subscribed for New Shares of Sequans Communications receives a gain equal to the difference between the value of these shares on the date the Option is exercised and the subscription price for such shares.

This gain is subject to favourable tax treatment provided that the shares are issued as registered shares and that the sale of the shares obtained by exercising the Options occurs at least four (4) years after such Options are issued.

This gain, treated as a capital gain realised at the time of purchase, is subject to a 42,3% tax (i.e., 30% tax, plus 12,3% for the CSG1, CRDS2 and social security contributions) on the amount up to EUR 152,500, and to a 53,3% tax (i.e., 41% tax, plus 12,3% for social security contributions) on the amount above EUR 152,500. These rates are reduced to 30,3% and 42,3% respectively if the Beneficiary holds these shares for an additional period of two (2) years.

Failure to comply with these periods will subject these capital gains to the tax treatment applicable to wages and salaries (Article 163 bis C of the French General Tax Code). As an exception to the foregoing, shares may be sold before the expiry of the four-year period in the event of:

•	The dismissal of the Beneficiary

•	The Beneficiary’s retirement

•	Invalidity deemed to fall within the second and third categories provided in Article L.341-4 of the French Social Security Code

•	The Beneficiary’s death

2. Capital gains realised at the time of sale (i.e., the difference between the sale price of the share and the value of such share on the date the Option is exercised) are taxed from the first Euro in accordance with the tax treatment of capital gains realised on the sale of securities (Articles 92 B, 92 J, 160, 200 A2 of the French General Tax Code).

The rate applicable is 31,3% (i.e., the proportional rate of 19%, plus 12,3% for the CSG, CRDS and social security contributions).

Note: In addition, in order to benefit from this specific tax treatment, the Beneficiary must attach to his/her income tax return for the year in which the Options are exercised a certificate that will be provided to him/her by the Company.

[1]	CSG = “contribution sociale généralisée”: a French social security tax.
[2]	CRDS = “contribution au remboursement de la dette sociale”: another French social security tax.

- 7/8 -

3. The tax information contained in this section VI-1 is likely to change in accordance with the applicable statutory and regulatory provisions. Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

VI-2. TAX PROVISIONS APPLICABLE TO BENEFICIARIES DOMICILED ABROAD AND/OR EMPLOYEES OF SEQUANS COMMUNICATIONS SUBSIDIARIES LOCATED ABROAD.

Beneficiaries domiciled abroad and/or who are employees of a foreign subsidiary of Sequans Communications are solely responsible for:

•	Determining the tax provisions applicable to gains resulting from (i) holding the Options, (ii) holding the shares issued as a result of exercising the Options, and (iii) the sale of such shares;
•	Paying all taxes and contributions due as a result.

Sequans Communications and its subsidiaries shall have no obligation to provide advice and/or assistance in this regard.

- 8/8 -

SEQUANS COMMUNICATIONS

Société anonyme au capital de          Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

[Beneficiary]

 [date]

RE : Stock Option Subscription Plan –

Dear Sir,

We have the pleasure to inform you that at a meeting held on             , the Board of Directors decided to grant you          Stock Options, unassignable, each Stock Option giving you the right to subscribe – within a 10 year-period from the date of grant -, to one new series A preferred share at an exercise price of EUR         , (or two Stock Options shall give you the right to subscribe one ordinary share at an exercise price of EUR         , from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares).

The terms and conditions of (i) grant, (ii) striking and (iii) assignment of these Stock Options, as well as the applicable tax regime, are set forth within the STOCK OPTION SUBSCRIPTION PLAN          – hereafter referred to as “the PLAN” – (enclosed in 2 copies) approved by decision of the Board of Directors held on             .

Please note that upon grant of these Stock Options you are required to sign and accept certain conditions as set forth in an additional document named « CONTRACTUAL UNDERTAKING » and enclosed in 2 copies.

We advise you to read carefully these documents and to return to the Company, within 7 days, an executed copy – i.e. your initials on each page and your signature on the last page along with the handwritten mention “read and approved” – of this letter, the contractual undertaking and the PLAN.

Should you fail to conform to this major formality, the Stock Options hereby allotted could consequently be null and void.

Subject to the terms and conditions of this letter, the PLAN, and the CONTRACTUAL UNDERTAKING, you are entitled to subscribe              new series A preferred shares (or              ordinary shares as mentioned above), at a total price of EUR         ; you are expressly informed that no Stock Option [or Founders Warrant] may be exercised prior             .

In order to exercise your rights and consequently become a shareholder of the Company, you shall return to the Company a subscription form duly filled out and signed with a bank cheque or wire transfer of the amount of your subscription in Euros, on the basis of EUR          per series A preferred share (or EUR          per ordinary share) together with such other documents or form of indemnity as the Board may in its absolute discretion determine at the appropriate time, to meet any tax liability that arises on the grant or exercise of the option.

We invite you to keep one copy of this letter, the PLAN, and the CONTRACTUAL UNDERTAKING.

Sincerely yours

Georges Karam

Chairman and CEO

Enc.	-	STOCK OPTION SUBSCRIPTION PLAN (2 copies)
	-	Subscription form (2 copies)
	-	Contractual undertaking (2 copies)

Your signature below to be preceded by the handwritten mention “read and approved”:

Beneficiary:

Date:

SEQUANS COMMUNICATIONS

Société anonyme au capital de 554,400.26 Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre B 450 249 677

[Beneficiary]

[date]

RE : Stock Option Subscription Plan – 2011-2

Dear Sir,

We have the pleasure to inform you that at a meeting held on 8 March 2011, the Board of Directors decided to grant you          Stock Options, unassignable, which shall give the right to subscribe – within a 10 year-period from the date of grant - to one new series A preferred share at an exercise price of EUR 3.13, (or two Stock Options shall give you the right to subscribe one ordinary share at an exercise price of EUR 6.26, from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares).

The terms and conditions of (i) grant, (ii) striking and (iii) assignment of these Stock Options, as well as the applicable tax regime, are set forth within the STOCK OPTION SUBSCRIPTION PLAN 2011-2 – hereafter referred to as “the PLAN” – (enclosed in 2 copies) approved by decision of the Board of Directors held on 8 March 2011.

We remind you that these Stock Options are also governed by the « CONTRACTUAL UNDERTAKING » you have signed at the time of your first stock option grant on the [date].

We advise you to read carefully these documents and to return to the Company, within 7 days, an executed copy – i.e. your initials on each page and your signature on the last page along with the handwritten mention “read and approved” – of this letter and the PLAN.

Should you fail to conform to this major formality, the Stock Options hereby allotted could consequently be null and void.

Subject to the terms and conditions of this letter, the Plan – notably the vesting schedule -, and the Contractual undertaking, you are entitled to subscribe      new series A preferred shares (or              ordinary shares as mentioned above), at a total price of EUR             .

If the IPO does not occur, at latest, on the next ordinary shareholders meeting which shall approve the financial accounts of the fiscal year 2011, the Stock Options granted to you shall be immediately and irrevocably cancelled.

In order to exercise your rights and consequently become a shareholder of the Company, you shall return to the Company a subscription form duly filled out and signed with a bank cheque or wire transfer of the amount of your subscription in Euros, on the basis of EUR 3.13 per series A preferred share (or EUR 6.26 per ordinary share) together with such other documents or form of indemnity as the Board may in its absolute discretion determine at the appropriate time, to meet any tax liability that arises on the grant or exercise of the option.

We invite you to keep one copy of this letter, the subscription form and the PLAN.

Sincerely yours

Georges Karam
Chairman and CEO

Enc.	- STOCK OPTION SUBSCRIPTION PLAN 2011-2 (2 copies)
- Subscription form (2 copies)

Your signature below to be preceded by the handwritten mention “read and approved”:

Beneficiary:

Date:

SEQUANS COMMUNICATIONS

Société anonyme au capital de         Euros

Siège social : 19, Le Parvis de La Défense – 92800 PUTEAUX

RCS Nanterre 450 249 677

SUBSCRIPTION FORM / LETTER OF APPLICATION

(EXERCISE OF STOCK OPTIONS )

I, undersigned:
residing at:

Pursuant to the subscription right related to the Stock Options (Options) I hold, pursuant to decision given on              by the Board of Directors of SEQUANS COMMUNICATIONS, with respect to the SO          subscription plan, by virtue of the prior authorisation given by the combined general Shareholders meeting on             ; each Option gives the right to subscribe one new series A preferred share with a par value of Euro 0.01 (or two Options gives the right to subscribe one ordinary share with a par value of EUR 0.02, from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares).

Hereby subscribe:

-              new series A preferred shares of the Company, at the unit price of EUR

Or from the effective date of the conversion of series A preferred shares in ordinary shares and reverse split of the Company shares

-              new ordinary shares of the Company, at the unit price of EUR

In consideration of this subscription/application, I settle the sum of euros(1),                             ,by cheque                     (2), n°                     (3).

I HEREBY REPRESENT AND ACKNOWLEDGE THAT THIS SUBSCRIPTION IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH UNDER THE « CONTRACTUAL UNDERTAKING » WHICH I HAVE EXECUTED.

I acknowledge that I have kept a copy of the present subscription form.

Executed in (place), On (date)

(signature + the applicable handwritten mention)

« Bon pour souscription à [number of A shares subscribed] actions nouvelles de préférence de catégorie A »)

« Bon pour souscription à [number of ordinary subscribed] actions nouvelles ordinaires »)

[1]	Amount to be written out in words
[2]	Name of the Bank
[3]	Number of the cheque

CONTRACTUAL AGREEMENT

BETWEEN:

-	(Mr./Mrs.) ,
residing at
;

(hereinafter referred to as the “Holder”),

ON THE ONE HAND,

AND:

-	Mr. Georges Karam, residing 7, rue du Centre, 92200 Neuilly/Seine, France;

-	Mr. Bertrand Debray, residing 7, passage du Gros Murger, 78600 Maisons Laffitte, France,;

-	Mr. Fabien Buda, residing 28, rue Guersant, 75017 Paris, France;

-	Mr. Jérôme Bertorelle, residing 4, rue Bailleul, 75001 Paris, France;

-	Mr. Laurent Sibony, residing 8, rue de la DCA, 78700 Conflans-Sainte-Honorine, France;

-	Mr. Emmanuel Lemois, residing 60 avenue de la Motte Piquet 75015, France;

-	Mr. Ambroise Popper, residing 25 rue de Chazelles, 75017 Paris, France;

-

FCPR T-SOURCE, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), I-SOURCE GESTION, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 675,144, the registered office of which is located 11 bis, avenue Victor Hugo, 75116 Paris, France, registered with the registry of commerce and companies of Paris under number 420 748 097 (“T-Source”);

-

FCPI CAAM INNOVATION 6, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575,

-

FCPI CAAM INNOVATION 9, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575, ,

-

FCPI CAAM INVESTISSEMENT 1, a French Fonds commun de placement dans l’innovation represented by its manager (société de gestion), Crédit Agricole Asset Management Capital Investors, Société Anonyme à Directoire et Conseil de Surveillance with a share capital of EUR 4.965.917, the registered office of which is 90, boulevard Pasteur, 75015 Paris, registered with the Registry of Commerce and Companies of Paris under number B 422 333 575,

-	CAP DECISIF, a French société par actions simplifiée, with a registered share capital of EUR 16,785,200, the registered office of which is located 21 bis rue Lord Byron - 75008 Paris,

France, registered with the registry of commerce and companies of Paris under number 440 405 405 (“Cap Décisif”);

-

ADD ONE L.P., a Guernsey limited partnership established under the Limited Partnerships (Guernsey) Law 1995 and having its principal place of business at 13-15 Victoria Road, St Peter Port, Guernsey, Channel Islands, United Kingdom,

-

ADD ONE GmbH & Co. KG, registered as a limited partnership with the commercial register at local court Munich, Germany and having its principal place of business at Max Joseph Strasse 7, 80333 Munich, Germany, c/o VCM Venture Capital Management und Beteiligungsgesellshaft mbH,

-

VISION CAPITAL III LP, a limited partnership established under the Limited Partnerships (Jersey) Act 1994, having its registered office at Kleinwort Benson House, Wests Centre, St Hélier, Jersey JE4 8PQ, Channel Islands (“Vision Capital”),

-

FCPI SOGE INNOVATION 7, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

FCPI SOGE INNOVATION EVOLUTION 3, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

FCPI GEN-I, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

FCPI GEN-I 2, a French innovation mutual fund (fonds commun de placement dans l’innovation), represented by its manager (société de gestion), Amundi Private Equity Funds, a French société anonyme with a share capital of EUR 12,394,096, the registered office of which is located at 90, boulevard Pasteur, 75015 Paris, France, registered with the registry of commerce and companies of Paris under number 422 333 575,

-

KENNET II L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, (“Kennet II”),

-

KING STREET PARTNERS L.P., a limited partnership established under the Limited Partnerships (Guernsey) Law 1995, whose principal place of business is at Trafalgar Court, Les Banques, St Peter Port, Guernsey, Channel Islands, (“King Street”),

-

FONDS DE CO-INVESTISSEMENT DIRECT (FCID), a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), CDC Entreprises, a French société par actions simplifiée with a registered share capital of EUR 2 920 000, the registered office of which is located at 137, rue de l’Université 75007 Paris, France, registered with the registry of commerce and companies of Paris, under number 433 975 224,

-

FCPR SERENA I, a French venture capital mutual fund (fonds commun de placement à risques), represented by its manager (société de gestion), Serena Capital, a French société par actions simplifiée with a share capital of EUR 500,000, the registered office of which is located at 21, rue Auber – 75009, France, registered with the registry of commerce and companies of Paris under number 504 262 650,

-	MOTOROLA Inc., a Delaware corporation, whose principal place of business is 1303 E. Algonquin Road, Schaumburg, Illinois USA 60196 (“Motorola Inc.”),

-

ALCATEL-LUCENT PARTICIPATIONS, a French société anonyme with a registered share capital of EUR 4.913.119.470, the registered office of which is located at 54, rue La Boétie – 75008 Paris, France, registered with the registry of commerce and companies of Paris, under number 333 150 043 (“ALCATEL-LUCENT”),

-

GATEWAY NET TRADING PTE. LIMITED, a corporation established under Singapore Law and a wholly owned subsidiary of RELIANCE COMMUNICATIONS LIMITED, having its registered office at Singapore 189677 15, beach road, # 03- 07, Beach Centre (“RELIANCE”),.

-

SWISSCOM AG, a company established under Swiss Law, registered with the registry of commerce of Bern under the number CH-035.8.018.212-7 and having its registered office in Ittingen, at Alte Tiefenaustr. 6, Worblaufen, 3050 Bern - Switzerland (“SWISSCOM”),

-

UNITECH HOLDINGS INTERNATIONAL CO., LTD., an International Business Company established under the Law of the British Virgin Islands (International Business Companies Act, Cap. 291), registered with the Registrar of Companies of the British Virgin Islands under the n°201707 and having its registered office at Drake Chambers, Tortola, British Virgin Islands (“UHIC”) ,

Each represented by:

SEQUANS COMMUNICATIONS, a French société anonyme with a registered share capital of EUR 431,246.44, the registered office of which is located at 19, Parvis de La Défense – 92800 Puteaux, France, registered with the registry of commerce and companies of Nanterre, under number 450 249 677, (hereafter “Sequans Communications” or the “Company”) represented by Mr. Georges Karam, acting in his capacity as chairman and managing director (président - directeur général), by virtue of the power of attorney granted to the Company in this respect pursuant to the shareholders’agreement (the “Agreement”) dated January 31, 2008,

(hereinafter collectively referred to as the “Shareholders”),

ON THE OTHER HAND

(the Holder and the Shareholders are hereinafter referred to collectively as the “Parties” and individually as a “Party”, severally but not jointly (conjointement mais sans solidarité)

IN THE PRESENCE OF:

-

SEQUANS COMMUNICATIONS, which is entering into this agreement for the purposes of accepting the rights granted to it and acknowledging the obligations imposed on it pursuant to this contractual agreement.

WHEREAS:

In order to enable the Company to ensure its development by access to additional financing, access to a stock exchange or any other means, the Shareholders have agreed upon the terms and conditions governing the purchase or disposal of the shares they hold or will hold in the Company.

The following are hereafter referred to as the “Shares”:

-	the equity securities (titres de capital) of the Company of which the Holder is the owner, if applicable;

-

the equity securities (titres de capital) or securities of the Company giving access to a fraction of the capital or a voting right in the general shareholders’ meetings of the Company of which the Holder may become the owner, in particular by way of purchase, subscription or exercise of stock options giving the right to subscribe for or purchase shares (options de souscription ou d’achat d’actions) or founders’ warrants (bons de souscription de parts de créateurs d’entreprise).

In order to ensure the coherence of the behavior of the shareholders of the Company in the circumstances referred to above, the Shareholders intend to grant the Holder the option to sell his Shares in case of a change in control as defined below, in consideration of the undertakings set out in this contractual agreement (the “Contract”).

It is specified that for the purposes of this Contract, a “Transfer” shall mean any transaction resulting in a transfer of the ownership of Shares for any reason whatsoever (including, but not limited to gratuities, partial contributions of assets, mergers, demergers, or any combination of these methods of transfer of ownership).

NOW IT IS HEREBY AGREED AS FOLLOWS:

Article 1 – Right to sell

1.1

Should a Shareholder (hereinafter the “Concerned Shareholder”) contemplate a sale (the “Sale”) to a Party or a third party to the contract (a “Third Party”) of a number of shares of the Company and shall the purchaser, as a result of such Sale, hold more than fifty per cent (50%) of the voting rights in the general shareholders’ meetings or the share capital of the Company (the “Control”), the Holder would be entitled to sell, on the same terms and price conditions as offered by the purchaser (hereinafter the “Purchaser”) to the Concerned Shareholder, all and nothing but all, of the Shares (hereinafter the “Concerned Shares”) which he would then hold.

Accordingly, before making any commitment in respect of such Sale, the Concerned Shareholder would secure the Purchaser’s irrevocable undertaking to purchase the Shares which the Holder may wish to sell, on the same terms and price conditions as those proposed by the Purchaser to the Concerned Shareholder.

This obligation to purchase would be borne jointly and severally by the Concerned Shareholder and the Purchaser.

1.2

Consequently, in the situation referred to in Section 1.1 above, the Concerned Shareholder shall notify the Holder of the terms of the proposed Sale by indicating the identity of the Purchaser, the number of shares of the Company contemplated to be sold, the price offered, the terms of payment of said price.

1.3	The Holder shall have thirty (30) days from receipt of the notice provided for in Section 1.2 above to exercise its right to sell in accordance with the following terms and conditions:

In the event of exercise by the Holder of its right to sell, the Concerned Shares shall be purchased by the Purchaser in accordance with the period set forth in the Purchaser’s notification for the purpose of the completion of the contemplated Sale or, failing such a provision, within fifteen (15) days of the date of expiry of the above thirty (30) days period.

1.4

If, in breach of the above provisions, the Purchaser were to purchase the shares of the Concerned Shareholder but did not purchase the Concerned Shares, the Concerned Shareholder would be obliged to purchase all of the Concerned Shares itself within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares on the same price conditions.

Also, if the Purchaser were to purchase the Concerned Shares but did not pay for them, the Concerned Shareholder would be bound jointly and severally (solidairement) with the Purchaser to pay for the Concerned Shares within eight (8) days of the expiry of the period granted to the Purchaser in this Article 1 to purchase the Concerned Shares.

Article 2 – Drag-along right

2.1	Call Option 1

2.1.1	Description

Should any Shareholder or Third Party, acting alone or in concert within the meaning of article L.233-10 of the French Commercial Code (hereinafter the “Beneficiary”) offer to purchase one hundred per cent (100%) of the share capital of the Company (hereinafter the “Offer”) and Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company wish to accept the Offer, the Holder (hereinafter referred to as the “Promissor”) shall, if so requested by the in writing Beneficiary and upon written evidence of the acceptance of the Offer by Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company, transfer to the Beneficiary all of the Shares which he would then hold, including any rights to the dividends as attached to said Shares, and free and clear of any pledge or security of any nature whatsoever.

For this purpose, the Promissor hereby grants the Beneficiary the benefit of this irrevocable option to buy (the “Option 1”).

2.1.2	Any Beneficiary may call the Option 1 if the conditions set forth in Section 2.1.1 above are met.

2.1.3

Each Beneficiary shall notify the Promissor of its decision to call the Option 1 within thirty (30) days from the day on which the conditions set forth in Section 2.1.1 shall have been met. It shall simultaneously notify each Promissor of the terms of the accepted Offer, as well as of the written acceptance of Shareholders holding more than seventy five percent (75%) of the capital or voting rights in the general shareholders’ meetings of the Company.

2.1.4

A Beneficiary may only call Option 1 in respect of all the Shares still held by the Promissor at the time of the exercise of Option 1, and in one single call (“et ce en une seule fois”). If there are several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the condition set forth in Section 2.1.1 shall have been met, unless the said Beneficiaries agree otherwise.

2.1.5	If the Option 1 is not called in accordance with the conditions set forth above, it will become null and void, without indemnity on any part.

2.1.6

In the circumstances referred to in Section 2.1.1, in the event that the Option 1 is called in accordance with the terms and within the time period set forth above, the Promissor undertakes to transfer the ownership of his Shares in accordance with the terms and conditions (including the price) set forth in the notified Offer.

2.1.7

If this Option 1 is called in accordance with the terms and within the period set forth above, the Transfer of the Shares and the payment of their purchase price shall take place at the latest within fifteen (15) days of the completion of the Offer.

2.1.8	The Transfer shall be conditional upon the delivery :

(i)	to the Promissor of a bank check (chèque de banque) in an amount equal to the purchase price of its Shares ;

(ii)

to each Beneficiary of a stock transfer form (ordre de mouvement) duly completed and signed, requesting the Company to effect the Transfer of the relevant Shares to the benefit of the said Beneficiary.

2.1.9

Should the Beneficiary notify the exercise of the Option 1 within the period of time and according to the terms provided above, but shall the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépots et Consignations or any other bank agreeing on such mandate the price of the Shares for which the Option 1 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 1 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement des titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’accounts (comptes individuels d’actionnaires).

2.2.	Call Option 2

2.2.1

Should the Promissor, the condition defined in Section 2.1.1 above being met, hold rights (whether securities, options, founders’ warrants or any other rights) to subscribe or purchase shares of the Company immediately or at a future date (the “Rights”), the Promissor shall, if so requested by the Beneficiary, transfer to the Beneficiary the Shares it will hold as a result of the exercise of the Rights.

Accordingly, the Promissor irrevocably grants to the Beneficiary this call Option (the “Option 2”).

2.2.2

The Promissor irrevocably undertakes to inform the Beneficiary(ies) each time it shall exercise a Right. To that effect, it shall notify to each Beneficiary and the Company the number of Shares subscribed within seven (7) days of exercising the relevant Right.

Any Beneficiary may exercise the Option 2 provided that the condition defined in Section 2.2.1 above are met.

2.2.3	The Beneficiary shall notify to the Promissor its decision to exercise the Option 2 within thirty (30) days as from the receipt of the notice provided in Section 2.2.2 above.

2.2.4

A Beneficiary may exercise the Option 2, each time the Promissor shall exercise a Right, in one single call and for all and only all of the Shares held by the Promissor as a result of the exercise of said Right. Should there be several Beneficiaries, the transferred Shares shall be allocated between them prorata their respective holdings in the share capital of the Company as at the date when the conditions defined in Section 2.2.1 above shall be completed, unless the said Beneficiaries agree otherwise.

2.2.5

Should the Option 2 not be exercised in accordance with the conditions set forth above, it would lapse automatically without any indemnity on either side, within ninety (90) days following the expiration of the last Right which had remained in force.

2.2.6	Should the Option 2 be exercised in accordance with the terms and within the period of time set forth above, the price per Share should be equal to the price per share set forth in the Offer.

2.2.7

If the Option 2 is called in accordance with the terms and within the period of time set forth above, the Transfer of the Shares and the payment of the sale price shall be completed within fifteen (15) days at the latest following the date on which the Beneficiary shall have notified its decision to purchase the Shares subscribed by the Promissor upon the exercise of a Right.

2.2.8	The Transfer shall be conditional upon the delivery :

(i)	to each Promissor of a bank check (chèque de banque) of an amount equal to the purchase price of its Shares ;

(ii)

to each Beneficiary of a share transfer form (ordre de mouvement) instructing the Company to complete the Transfer of the relevant Shares to the benefit of the said Beneficiary, duly completed and signed.

2.2.9

Should the Beneficiary notify the exercise of the Option 2 within the period of time and according to the terms provided above but should the Promissor fail to comply with its obligations under the Contract, the Beneficiary may deposit with the Caisse des Dépôts et Consignation or any other bank agreeing on such mandate the price of the Shares for which the Option 2 shall have been exercised. In such case, the mere remittance to the Company of the copies of the notice whereby the Option 2 has been exercised and the acknowledgement of the deposit would be deemed a share transfer form (ordre de mouvement de titres) and would cause the Company, which the Company hereby undertakes, to register the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’ accounts (comptes individuels d’actionnaires).

ARTICLE 3 – Pre-emptive right

3.1.

Prior to the Transfer by the Holder, for any reason whatsoever, of the ownership of all or any part of the Shares or Rights it holds or shall hold (the “Transferred Shares”) to the benefit of a Shareholder or a Third Party (the “Transferee”), the Holder shall notify the proposed transfer (the “Proposed Transfer”) to the Shareholders and the Company specifying the identity of the Transferee, its capacity (Shareholder or Third Party), the nature and number of Transferred Shares the Transfer of which is contemplated, the price offered by the Transferee (or, in the case mentioned in Section 3.2(b) hereunder, by the Holder) and the description of the transaction pursuant to which the Transfer would be carried out.

3.2.	The Holder grants a pre-emptive right on the Transferred Shares to the Shareholders in case of a Proposed Transfer.

The Shareholders including, as the case may be, the Transferee, shall have thirty (30) days as from the receipt of the notice of the Proposed Transfer, to notify the Holder and the Company that they intend to exercise their pre-emptive right.

The said pre-emptive right shall be exercised under the following conditions:

(a)	the pre-emptive right of the Shareholders shall be exercised, whether collectively or individually, only for the entirety of the Transferred Shares;

(b)	in case of exercise of the pre-emptive right, the purchase price of the Transferred Shares to the Holder shall be:

(i)	in case of sale (vente) of the Transferred Shares entirely for cash (numéraire), the price agreed upon between the Holder and the Transferee, or

(ii)	in all other cases, and in particular, in the event the Proposed Transfer is, in whole or in part, for a consideration other than cash, a donation,

exchange, contribution, merger or spin-off or a combined form of these forms of Transfer of ownership, the price agreed by the Holder and the Transferee, or in the event of a disagreement, the price determined by an independent expert appointed, upon request of the disagreeing Party or Parties, by order of the President of the Tribunal de Grande Instance of Paris, ruling in a summary form (forme des référés) and without appeal, as set forth in article 1843-4 of the French civil code;

(c)

should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights equal to the number of Transferred Shares, the Transferred Shares shall be sold to each Shareholder pursuant to its request;

(d)

should the combined purchase offers of the Shareholders concern, in total, a number of Shares or Rights superior to the total number of Transferred Shares, the Transferred Shares shall be sold to the Shareholders having exercised their pre-emptive right in proportion to the number of shares they respectively hold in the share capital of the Company and within the limits of their request. In case of fractions (rompus), the remaining Share(s) or Right(s) shall be automatically attributed to the Shareholders which shall have requested the largest number of Shares or, in case of equality, to the Shareholders which shall hold the largest number of shares or, in case of new equality, to the Shareholders which shall have first notified that it intended to exercise its (their) pre-emptive right;

(e)

in the circumstances referred to in Section 3.2(b)(ii) above, should at least one Shareholder disagree on the price at which the Shares or Rights are offered, the dispute shall be notified to the Holder and the Company within the first (15) fifteen days of period provided for the exercise of the pre-emptive right. The Company shall immediately inform the other Shareholders of the dispute. The appointed expert shall deliver his report to the Holder and the Company which shall promptly transmit said report to each Shareholder. Any duly notified objection shall cause to become null and void any notice of exercise of the pre-emptive right sent by a Shareholder prior to the notice of the appointed expert’s report. The Shareholders may then exercise again their pre-emptive right at the price determined by the appointed expert according to the terms and conditions provided for in this Section 3.2 within fifteen (15) days from the notification of the price determined by the appointed expert;

(f)	the Holder shall not benefit from any right of withdrawal;

The appointed expert fees shall be borne by the Holder if the price determined by the appointed expert is inferior to the price it shall have offered and by the Shareholder(s) contesting the price in the other cases, prorata their respective holdings in the Company’s share capital.

(g)

should the pre-emptive right be exercised for a number of Shares or Rights inferior to the total number of Transferred Shares, the Holder shall be free to complete the Transfer of the Transferred Shares within the period of time notified in the Proposed Transfer or, absent of any such indication in the notification of the Proposed Transfer, within thirty (30) days from the expiration of the period of time provided for the exercise of the pre-emptive right.

Should the Holder fail to comply with the above, it shall be bound to observe again the provisions of this Article 3 prior to any Transfer of Shares or Rights.

ARTICLE 4 – Listing on a stock exchange market

Should the Board of Directors or the shareholders’ meeting of the Company vote a resolution for the listing of the Company’s shares on a French or foreign stock exchange market, the Holder irrevocably undertakes, with respect to the Shares it will then hold, to comply with the terms (including but not limited to lock-up, as the case may be) of the public offering such as jointly determined by the Company, the Shareholders, the banks responsible for the listing and the relevant market authorities.

The terms of the public offering of the Company’s shares shall be notified to the Holder by the Company or any of the Shareholders.

ARTICLE 5 - Confidentiality

As long as this Contract remains in force, the Holder undertakes to consider as strictly confidential and not to divulge, sell or transfer to any Third Party, any documents or information which it may acquire or to which it may have accessed in the course of its relationship with or responsibilities in the Company concerning, in particular, the activities, products, clients, the strategy, the development, the commercial or partnership agreements and the financial situation of the Company or its subsidiaries unless made:

(i)	with the prior consent of the Company,

(ii)	as required by the applicable mandatory laws or regulations, or

(iii)

to the directors, managers, employees or professional advisers of a Shareholder, provided that it is necessary to the performance by such Shareholder of its obligations and undertakings or to the exercise of its rights in relation to the Company and provided that the director, manager, employee or professional adviser referred to above is himself subject to a similar confidentiality agreement.

Notwithstanding the foregoing, information shall not be regarded as confidential, if it is made available to the public :

(i)	to the extent that such disclosed information does not result from the Holder’s or any Shareholder’s negligence, or

(ii)	through sources that are not in violation of this confidentiality undertaking.

ARTICLE 6 – Duration and termination of the Contract

6.1

The rights and duties of the Parties under the terms of this Contract shall enter into force as from the date on which the Holder shall hold at least one share of the Company as a result of exercising all or part of his Right(s) or for any other reason or, if the Holder already holds, whether directly or through an employee savings plan (plan d’épargne d’entreprise), at least one share of the Company, on the date of execution hereof. It will remain in force during a period of ten (10) years thereafter.

At the end of this first period of ten (10) years, the Contract shall be automatically renewed for successive periods of five (5) years. However, upon each renewal, any Party may terminate the Contract, as far as such Party is concerned, by notifying its decision to the other Parties at least twelve (12) months in advance.

The exercise by one Shareholder of the right to terminate the Contract stipulated above shall not affect the validity of the Contract towards the other Parties.

6.2	Notwithstanding the foregoing, the Contract shall automatically terminate :

(i)

with respect to any Shareholder or the Holder, on the date on which such Party shall cease to hold any share or right in the Company, without affecting the validity of the Contract towards the other Parties; or

(ii)

in case of listing (première cotation) of all or part of the shares of the Company on any regulated market of the European Union or Japan or the Nasdaq National Market or NYSE in the United States of America.

ARTICLE 7 - Notices

7.1.

All notices and other communications required or authorized hereunder shall be in writing and shall be validly made if either delivered via courier or sent by registered letter, return receipt requested, e-mail or fax provided that, in the latter cases, it is confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries), to the registered office or residence of the Party concerned or the Company as specified in the above recitals.

Any change in address or representative for purposes hereof shall be notified by the Party concerned to the other Parties as provided above.

7.2.	Notices and other communications delivered via courier shall be effective as of their date of delivery, as evidenced by the delivery receipt.

Notices and other communications sent by registered mail, return receipt requested, shall be effective as of their date of first presentation to the addressee.

Notices and other communications sent by e-mail or fax shall be deemed effective as of the date thereof, provided that they are confirmed by same day registered letter, return receipt requested (or any equivalent process for notices sent across international boundaries).

ARTICLE 8 – Applicable law and jurisdiction

The Contract shall be governed as to its validity, interpretation and performance by the laws of France.

Any dispute arising in connection with the Contract and its exhibits or which may result therefrom shall be submitted to the exclusive jurisdiction of the Tribunal de grande instance of the place where the Company’s registered office is located.

ARTICLE 9 – New Parties to the Contract

9.1

Should the Holder decide to transfer one or several of its Shares to any Third Party, the Holder undertakes to procure that said Third Party become a party to the Contract as a “Holder” itself no later than upon the completion of the contemplated Transfer.

Additionally, any third Party becoming a party to the Shareholders’ Agreement shall automatically become a Party to this Contract as a “Shareholder”.

9.2	For this purpose, the Parties grant to the Company (the “Agent”) an irrevocable power of attorney to make such Third Party become a party hereto.

Accordingly, the mere execution by the Agent of a copy of the Contract also executed by the above-mentioned Third Party shall be deemed executed by the Parties.

Said Third Party shall thus become a Party for the purpose of the Contract and the Contract shall benefit to and bind the said Third Party.

The Agent shall also have all powers to modify the Contract in order to insert the name of the Third Party and all the Parties shall be bound by the modifications thus made.

A copy of the amended Contract shall then be sent by the Agent to each of the Parties.

Should the relevant Party fail to comply with its commitment to ensure that the Third Party becomes a party hereto as set forth above, the Parties grant a joint and irrevocable power of attorney to the Company to refuse to register the information pertaining to the Transfer in the share transfer register (registre des mouvements de titres) and the relevant shareholders’accounts (comptes individuels d’actionnaires).

ARTICLE 10 – Miscellaneous provisions

10.1.	The Parties agree that the provisions set forth in the preamble and the Exhibit hereof shall form an integral part of the Contract.

10.2

As a consequence of entering into this Contract, each Party hereby irrevocably renounces to any and all rights which it may have pursuant to any and all previous shareholders’ agreement between some or all the Parties with respect to the Company, except for the Agreement.

10.3

In the event that any of the provisions hereof is held to be null or void in any way whatsoever and for any reason whatsoever, the Parties undertake to use their best efforts to remedy the cause of such nullity so that, except where impossible, the Contract shall remain in full force and effect without disruption.

10.4.1	The Parties undertake to communicate, sign and deliver any information and any document, as well as to execute any act or take any measure which may be necessary for the performance of the Contract.

10.4.2

The Parties hereby agree that any Party may require in justice for specific performance (execution forcée) against any defaulting Party. and that there exists no physical, legal nor moral obstacle that would prevent such specific performance (exécution forcée) to take place.

10.5	This Contract shall validly bind and benefit to the heirs, legatees and assigns, as well as the legal representatives of each Party.

11.6

This Contract has been prepared in French and English. The Parties agree and acknowledge for the avoidance of doubt that the French version thereof, attached as an Exhibit hereto, constitutes a fair and accurate translation of the English version and may thus be used before any French court in lien of the English version as representing the full and final understanding of the Parties.

Executed in La Défense,

On

In two (2) originals

The Holder	SEQUANS COMMUNICATIONS
in its name and on behalf of each of the
Shareholders
Represented by Georges Karam,
President & CEO

EXHIBIT

French translation of the Contract

Schedule of Information for Form of Letter of Grant

Grants to Executive Officers

Date	Family Name	Given Name	Number of Shares	Number of Shares (post-split)	Exercise Price		Plan	Start of vesting date	End of vesting date
12-Nov-09	Miller	Craig	160,000	80,000	2.024	€	SO 2009-2	08-Jun-09	8-Jun-13
11-Jan-11	Miller	Craig	20,000	10,000	3.140	€	SO 2010-1	11-Jan-11	11-Jan-15
8-Mar-11	Miller	Craig	80,000	40,000	3.130	€	SO 2011-2	IPO	TBD
08-Sep-05	Tang	Eddy	108,000	54,000	0.40	€	SO 2004-1	20-Sep-05	6-Sep-10
09-Nov-06	Tang	Eddy	50,000	25,000	1.215	€	SO 2006-4	09-Nov-06	9-Nov-10
11-Jan-11	Tang	Eddy	20,000	10,000	3.140	€	SO 2010-1	11-Jan-11	11-Jan-15
8-Mar-11	Tang	Eddy	140,000	70,000	3.130	€	SO 2011-2	IPO	TBD